OCTOBER 26, 2023 To Partner With Expanding Nashville Presence; Positioned for Growth in Attractive Markets

Forward Looking Statements 2 This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger of CapStar with and into Old National (the “Merger”). Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of CapStar to obtain the necessary approval by its shareholders, (3) the ability of Old National and CapStar to obtain required governmental approvals of the Merger, and (4) the failure of the closing conditions in the definitive merger agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Forward-Looking Statements” (in the case of Old National), “Cautionary Note Regarding Forward-Looking Statements” (in the case of CapStar), and “Risk Factors” in Old National’s and CapStar’s Annual Reports on Form 10- K for the year ended December 31, 2022, and other documents subsequently filed by Old National and CapStar with the U.S. Securities and Exchange Commission (the “SEC”).

Transaction Highlights

Expanding Nashville Presence; Positioned for Growth in Highly Attractive Markets

Leverages ONB Capabilities in Growth Markets

- ✓ CapStar is a dynamic $3 billion asset bank with top 10 deposit market share in Nashville
- ✓ Meaningful expansion in growth markets
- ✓ ONB brings a larger balance sheet with greater capabilities and larger product suite to CapStar's clients
- ✓ ONB's deposit strength will support growth opportunities and the ability to scale and expand throughout CapStar's current markets of operation

Financially Compelling

- ✓ Attractive financial metrics and disciplined pricing
  - 106% of tangible book value & 6.2x '24E EPS with cost savings [1]
  - ~5% accretive to 2025 consensus GAAP EPS
  - ~1.8% TBV dilution at closing with an earnback < 2 years
  - Expected to be approximately neutral to pro forma capital at closing (~11% CET1 at closing)

Low Risk

- ✓ Highly compatible, relationship-based business philosophies & operating culture
- ✓ Similar credit underwriting culture
- ✓ CapStar cumulative NCOs since 2009 of < 3% vs U.S. Commercial Banks of ~13% [3]
- ✓ Retention of key market personnel
- ✓ ONB track record of successful partnerships and integrations



MN
WI
MI
IA
IN
IL
MO
KY
TN
NC
ONB
CSTR

Pro Forma Impact [2]

~5% '25E GAAP EPS Accretion	**< 2 Yr TBV Earnback** w/ interest rate marks + AOCI
~1.8% TBV Dilution w/ interest rate marks + AOCI	**Accretive to TBV** without interest rate marks + AOCI

1. Based on ONB closing price of $13.34 as of 10/25/23.
2. See appendix for additional detail. Pro forma impact is presented for illustrative purposes only. Inclusive of all purchase accounting adjustments and restructuring charges. "Without interest rate marks + AOCI" removes the impact of purchase accounting interest rate marks and reverses the impact of AOCI. The tangible book value ("TBV") earnback is calculated using the crossover method.
3. Aggregate industry data as compiled by S&P Capital IQ Pro.

OLD NATIONAL BANCORP | CAPSTAR FINANCIAL HOLDINGS, INC.

3

Overview of CapStar Financial Holdings, Inc.

A Top 10 Nashville Franchise

Key Franchise & Financial Highlights

President and Chief Executive Officer	Timothy K. Schools
Headquarters	Nashville, TN
Branches	23
Ticker	CSTR
Profitability	YTD (6/30)
Return on Average Assets	0.91%
Return on Average Tangible Common Equity	9.4%
Net Interest Margin	3.15%
Efficiency Ratio	66%
Nonint. Inc. / Revenue	21%
Balance Sheet, Capital & Asset Quality	YTD (6/30)
Assets ($M)	$3,179
Gross Loans HFI ($M)	$2,359
Deposits ($M)	$2,711
Loans / Deposits	87%
Tangible Common Equity / Tangible Assets	9.6%
CET1 Ratio	12.4%
ACL / Loans	1.08%



CSTR (23)
TN
Nashville
Knoxville
Asheville
Lawrenceburg
Chattanooga
NC
Hendersonville
Gallatin
Nashville
Brentwood
Murfreesboro
Woodbury

Loans & Deposits [1]



Consumer 2%
Other 3%
CLD 10%
C&I 22%
Multi. 7%
5.79%
Q2 Yield on Loans
1-4 Fam. 19%
CRE-OO 11%
Non-OO CRE 26%



Jumbo Time 4%
Noninterest-Bearing 16%
Retail Time 26%
2.26%
Q2 Cost of Total
Interest-Bearing 54%

Nashville MSA Deposit Market Share [2]

Rank	Institution	Branches	Deposits ($B)	Mkt Share (%)
1	Pinnacle Financial Partners (TN)	34	$19.5	20.8%
2	Bank of America Corporation (NC)	32	$13.5	14.4%
3	Regions Financial Corp. (AL)	64	$10.0	10.7%
4	Truist Financial Corp. (NC)	35	$8.2	8.7%
5	First Horizon Corp. (TN)	40	$5.8	6.2%
6	FB Financial Corp. (TN)	25	$4.9	5.2%
7	Wilson Bank Holding Co. (TN)	27	$3.7	4.0%
8	U.S. Bancorp (MN)	34	$3.4	3.7%
9	Fifth Third Bancorp (OH)	39	$3.0	3.2%
10	**CapStar Finl Hldgs Inc (TN)**	**7**	**$1.6**	**1.7%**

OLD NATIONAL BANCORP | CAPSTAR FINANCIAL HOLDINGS, INC.

Source: S&P Capital IQ Pro and Company documents. Financial data as of 6/30/23.
1. Bank-level loan and deposit composition as of 6/30/23.
2. Deposit market share data as of 6/30/23 and is pro forma for pending or recently completed acquisitions.

4

A Platform for Growth in Highly Attractive Markets 5 According to the U.S. Census Bureau (from 2020-2021), the South was the most populous of the nation’s four regions and the only region that had positive net domestic migration (movement of people from one area to another within the U.S.); North Carolina ranked 4th and Tennessee ranked 8th in the nation for numeric population growth. America’s Top States for Business • North Carolina and Tennessee ranked #1 and #3 overall • North Carolina and Tennessee ranked #3 and #5 in Economy Best State Rankings • Tennessee ranked #2 and North Carolina #7 nationally for Long-Term Fiscal Stability States Americans Headed to Most • Tennessee ranked #6 and North Carolina #4 nationally for relocations in 2022 Source: S&P Capital IQ Pro, CNBC, Wall Street Journal, Center City District, U.S. News and U-Haul. Nashville Accolades • #1 – “Hottest Job Market in the Country for 2022” (Wall Street Journal, 2023) • #1 – “Large Cities in U.S. for Pandemic Recovery in 2023” (Center City District, 2023) Nashville, TN Knoxville, TN Chattanooga, TN Asheville, NC $1.6B CSTR Deposits #10 Deposit Market Share 6.1% Proj. Pop Growth $78K Med. HHI $37M CSTR Deposits #37 Deposit Market Share 4.1% Proj. Pop Growth $64K Med. HHI $40M CSTR Deposits #24 Deposit Market Share 3.2% Proj. Pop Growth $63K Med. HHI $10M CSTR Deposits #18 Deposit Market Share 3.7% Proj. Pop Growth $62K Med. HHI

6 Appendix

7 Demographically Accretive Markets Source: S&P Capital IQ Pro. Projected ’23-’28E Population Δ 3.8% 3.7% 6.1% 3.2% 4.1% 3.7% 2.1% TN NC Nashville MSA Chattanooga MSA Knoxville MSA Asheville MSA Nationwide 11.8% 11.6% 12.4% 11.4% 11.6% 9.8% 13.4% TN NC Nashville MSA Chattanooga MSA Knoxville MSA Asheville MSA Nationwide $64K $65K $78K $63K $64K $62K $74K TN NC Nashville MSA Chattanooga MSA Knoxville MSA Asheville MSA Nationwide Median HHI Projected ’23-’28E HHI Δ

Deposits by Market Source: S&P Capital IQ Pro and Company documents. 1. Deposit market share data as of 6/30/23 and is pro forma for pending or recently completed acquisitions. 8 Deposits In '23 - '28 2023 '23 - '28 Market Market Population Proj. Pop. Median HHI Proj. HHI County MSA Branches ($M) Rank (000s) Δ ($000s) Δ Metro Markets Davidson Nashville 2 $1,102 10 714 2.8% $71.4 12.1% McMinn Athens 3 $449 1 54 2.7% $55.5 13.8% Sumner Nashville 2 $186 11 206 7.1% $76.7 11.7% Williamson Nashville 1 $180 15 265 9.5% $122.9 6.8% Bradley Cleveland 1 $66 8 111 4.4% $61.2 12.2% Hamilton Chattanooga 1 $40 15 373 3.7% $65.5 11.7% Knox Knoxville 1 $37 26 493 4.8% $66.8 11.7% Rutherford Nashville 1 $33 16 363 8.8% $76.9 13.7% Buncombe Asheville 1 $10 16 276 4.2% $61.1 9.7% Community Markets Coffee Tullahoma 2 $191 2 60 4.8% $57.4 8.8% Monroe -- 2 $134 4 47 2.8% $52.0 9.4% Lawrence Lawrenceburg 2 $112 3 45 3.6% $49.3 10.8% Cannon Nashville 1 $106 1 15 2.5% $60.6 5.9% Wayne -- 3 $79 3 16 0.6% $54.4 15.5% Deposits and Key Demographics by County 1

Noninterest- Bearing 29% Interest- Bearing 56% Retail Time 11% Jumbo Time 4% 9 Pro Forma Bank-Level Deposit Composition Noninterest- Bearing 16% Interest- Bearing 54% Retail Time 26% Jumbo Time 4% Noninterest- Bearing 30% Interest- Bearing 56% Retail Time 10% Jumbo Time 4% $36.2B $2.7B $38.9B Source: S&P Capital IQ Pro. Financial data as of 6/30/23. Excludes any purchase accounting adjustments. Note: Retail time deposits include certificates of deposit with balances of $250K or less; Jumbo include balances greater than $250K. Pro Forma Q2 ‘23 Cost of Total: 1.15% Loans HFI / Deposits: 90% Q2 ‘23 Cost of Total: 2.26% Loans HFI / Deposits: 87% Q2 ‘23 Cost of Total: 1.23% Loans HFI / Deposits: 89%

C&I 25% CRE-OO 11% Non-OO CRE 16% 1-4 Fam. 24% Multi. 10% CLD 7% Consumer 4% Other 3% 10 Pro Forma Bank-Level Loan Composition C&I 22% CRE-OO 11% Non-OO CRE 26% 1-4 Fam. 19% Multi. 7% CLD 10% Consumer 2% Other 3% $32.4B Q2 ‘23 Yield: 5.75% Q2 ‘23 Yield: 5.79% $2.4B $34.8B Q2 ‘23 Yield: 5.75% Source: S&P Capital IQ Pro. Financial data as of 6/30/23. Excludes any purchase accounting adjustments. Pro Forma C&I 25% CRE-OO 11% Non-OO CRE 15% 1-4 Fam. 24% Multi. 11% CLD 7% Consumer 4% Other 3%

Key Transaction Assumptions

Consideration	100% Stock 1.155 shares of Old National common stock to be issued for each share of CapStar common stock $15.41 per share based on Old National closing price of $13.34 as of 10/25/23 Aggregate transaction value of $320 million
Cost Savings / Synergies	Cost saves equal to 40.0% of CSTR's noninterest expense (50% phased in 2024; 100% in years thereafter) Revenue synergies were identified, but not included
Merger Costs	One-time pre-tax merger expenses of $40 million, fully-realized in pro forma tangible book value estimate at closing
Credit	Total gross credit mark of $27.5 million pre-tax, or ~1.20% of CapStar's loans HFI • $11.0 million (40%) of the total mark allocated to purchase credit deteriorated (PCD) loans, recorded into ACL • $16.5 million (60%) of the total mark allocated to non-PCD loans, recorded as a net of loan discount (accreted to earnings straight-line over 4 years) • Non-PCD CECL reserve of $16.5 million established Day 2 via provision expense (CECL "double-count")
Other Fair Value	$91.7 million pre-tax loan write-down, accreted over 4 years using straight-line methodology $79.4 million pre-tax unrealized AFS loss already in equity, accreted over 5 years using straight-line methodology $7.9 million pre-tax write-down on funding liabilities, amortized over remaining lives of individual liabilities $4.0 million pre-tax fixed asset write-up, amortized over 25 years using straight-line methodology
Intangibles	Core deposit intangible of 2.75% of non-time deposits, amortized sum-of-years digits over 10 years
Other	Estimated Durbin impact of ~$1.5 million after-tax annually on the income statement Expected Closing of Q2 2024

OLD NATIONAL BANCORP | CAPSTAR FINANCIAL HOLDINGS, INC.
11

Pro Forma 2025E Earnings Buildup

Bridge to 2025E Pro Forma Earnings ($mm)


A
B
C
$551
$29
$26
$25
$6
$624
ONB Consensus
CSTR Consensus
Fair Value Mark Accretion
Cost Savings
Other
Pro Forma

EPS	$1.89	~5% Accretion	$1.98
ROATCE	~16%	~105bps Improvement	~17%

Overview of Earnings Adjustments

A Reset Earnings / Fair Value Marks

- Represents durable earnings
- Fair value mark resets balance sheet to current rates

B Cost Savings

- 40% of CSTR's 2025E expense base
- Bottom-up identification of savings
- Expense synergies driven by reduction in duplicative vendor and support staffing functions
- Adjacent market merger (in contrast to in-market, overlapping) – Avoids customer facing employee disruption
- CSTR Q2 efficiency of 67% vs ONB level of 51%

C Other Merger Impacts

- Amortization of CDI (assumes reversal of CSTR's existing intangible amortization)
- Interchange revenue dis-synergy: ~$1.5 million after-tax
- Accretion of non-PCD credit mark 'double-count'
- Cost of transaction financing of 5.50%

OLD NATIONAL BANCORP | CAPSTAR FINANCIAL HOLDINGS, INC.

Source: S&P Capital IQ Pro & FactSet; Market data as of 10/25/23.
Note: All impacts are shown on an after-tax basis.

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13 Pro Forma Earnings Per Share Reconciliation 1. $32 million in pre-tax cost savings which are 100% realized in 2025. 2. Estimated fair value marks accreted/amortized back through earnings based on the estimated expected lives of individual assets and liabilities. 3. Non-Purchase Credit Deteriorated credit mark is accreted into earnings over 4 years straight-line. 4. Core deposit intangible equal to 2.75% of CSTR’s non-time deposits, amortized over 10 years using sum-of-years digits. 2025E EPS Reconciliation Build $ millions ONB 2025 net income consensus mean estimate $550.9 CSTR 2025 net income consensus mean estimate $28.8 After-tax transaction adjustments Cost Savings $24.7 Cost of Transaction Financing (1.3) CSTR Interchange Revenue Dis-Synergy (1.5) Accretion of Interest Rate & Fair Value Marks 26.2 Accretion of Non-PCD Credit Mark 3.2 Elimination of CSTR's Amortization Expense 0.7 Core Deposit Amortization from Transaction (7.3) ONB pro forma net income $624.4 ONB weighted average diluted shares outstanding 291.7 Shares issued to CSTR 24.0 Pro forma weighted average diluted shares outstanding 315.7 Pro forma 2025E EPS $1.98 ONB standalone EPS $1.89 $ - EPS Accretion to ONB $0.09% - EPS Accretion to ONB 4.7% 1 3 4 4 2

Purchase Accounting Summary

Tangible Book Value per Share Build to Close	$ millions	Basic Shares (millions)	$ Per Share
ONB tangible book value per share as of 9/30/23 [1]	2,889	293	$9.87
(+) three quarters of consensus earnings prior to close	408		
(-) three quarters of consensus dividends prior to close	(124)		
(+) amortization of existing intangibles	17		
ONB standalone tangible book value per share at close	**$3,189**	**293**	**$10.90**
Pro Forma Merger Adjustments			
ONB standalone tangible book value per share at close	$3,189	293	$10.90
(+) Merger consideration	320	24	
(-) Goodwill & intangibles created [2]	(78)		
(-) After-tax restructuring expenses	(31)		
(-) Day 2 CECL non-PCD reserve	(13)		
ONB pro forma tangible book value per share at close	**$3,387**	**316.6**	**$10.70**
($) dilution to ONB			**($0.20)**
(%) dilution to ONB			**(1.8%)**

Goodwill & Other Intangible Asset Recognition	$ millions
Merger consideration to common	320
Standalone CSTR tangible book value at close	316
(-) Net Impact of fair value adjustments	(62)
(+) Elimination of DTL on other intangibles	1
Adjusted tangible book value at closing	**$254**
Excess over adjusted tangible book value	$65
(-) Core deposit intangible created	(55)
(+) DTL on CDI	13
Goodwill Created	**$23**
Goodwill & Intangibles Created	**$78**

OLD NATIONAL BANCORP | CAPSTAR FINANCIAL HOLDINGS, INC.

Note: Pro forma metrics projected to closing based on financial data as of September 30, 2023; Market data as of 10/25/23.
1. Old National tangible book value equal to common shareholders equity less goodwill and other intangible assets.
2. Based on assumptions as of announcement date; Subject to change at transaction closing.

14

Important Information And Where You Can Find It 15 In connection with the proposed Merger, Old National will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of CapStar and a Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. Investors and security holders, prior to making any investment or voting decision, are urged to read the registration statement and proxy statement/prospectus when it becomes available (and any other documents filed with the SEC in connection with the Merger or incorporated by reference into the proxy statement/prospectus) because such documents will contain important information regarding the proposed Merger. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) Old National on its website at https://ir.oldnational.com/financials/sec-filings/default.aspx, and (ii) CapStar on its website at https://ir.capstarbank.com/financial- information/sec-filings. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Participants in Solicitation Old National, CapStar and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of CapStar in connection with the proposed Merger. Information regarding the directors and executive officers of Old National and CapStar and other persons who may be deemed participants in the solicitation of the shareholders of CapStar in connection with the proposed Merger will be included in the proxy statement/prospectus for CapStar’s special meeting of shareholders, which will be filed by Old National with the SEC. Information about the directors and officers of Old National and their ownership of Old National’s common stock can be found in Old National’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on March 30, 2023, and other documents subsequently filed by Old National with the SEC. Information about the directors and officers of CapStar and their ownership of CapStar’s common stock can be found in CapStar’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on March 10, 2023, and other documents subsequently filed by CapStar with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed Merger filed with the SEC when they become available.